Exhibit 99.1

For Immediate Release

BENEFICIENT REPORTS RESULTS FOR SECOND QUARTER FISCAL 2024

Dallas, TX. – November 13, 2023 (GlobeNewswire) – Beneficient (NASDAQ: BENF) (“Ben” or the “Company”), a technology-enabled financial services holding company that provides liquidity and related trust and custody services to holders of alternative assets, today reported its financial results for second quarter fiscal 2024.

“We are excited by the progress we have made in our second quarter since the Company’s successful public listing. These positive efforts and results are a testament to our unique business model, innovative product offerings and execution by our team to deliver liquidity solutions to customers,” stated Brad K. Heppner, Ben’s Chief Executive Officer & Chairman. “We remain committed and laser focused on innovation and expanding our product offerings to provide end-to-end regulated transactions that are swift, secure, and price-certain. We continue to execute on our long-term strategic priorities to drive long-term shareholder value and growth.”

Business Segments: Second Quarter Fiscal 2024

Ben Liquidity

•

New liquidity transactions closed during the period totaled a net asset value of $44.4 million, which represents 9.1% in growth compared to the net asset value existing as of the end of the prior quarter.

•	Revenues of $13.0 million, up 19.5% from the prior year period, driven primarily by an increase in interest earned on new liquidity transactions originating during the period.

•

Operating loss for the period was $272.1 million, compared to operating income of $24.2 million in the prior year period. The change was primarily due to non-cash goodwill impairment and negative credit loss adjustments, principally related to securities of our former parent company in the current period.

•

Adjusted operating loss(1) for the period was $4.7 million, compared to an adjusted operating loss of $1.4 million in the prior year period. The change was primarily due to additional interest expense.

Ben Custody

•

Total new assets held in custody during the period grew by $44.4 million, which represents 9.1% in growth compared to the net asset value existing as of the end of the prior quarter. The growth was driven by the new liquidity transactions of Ben Liquidity.

•

Net asset value of alternative assets and other securities held in custody during the period was $457.5 million, compared to $491.9 million as of March 31, 2023. The change was driven by unrealized losses on existing assets, principally related to interests in a wind down trust for a bankrupt entity, and distributions offset by the new liquidity transactions during the period.

•	Revenues of $6.5 million for the period, compared to $7.8 million in the prior year period. The change was as a result of lower net asset values held in custody.

•

Operating loss for the period was $80.8 million, compared to operating income of $6.3 million in the prior year period. The change was primarily due to non-cash goodwill impairment in the current period.

•

Adjusted operating income(1) for the period was $5.6 million, compared to $6.3 million in the prior year period. The change was primarily due to a change in revenue due to lower net asset values held in custody.

Capital and Liquidity

•	At September 30, 2023, the Company had cash and cash equivalents of $2.4 million and total debt of $150.8 million.

(1)

Represents a non-GAAP financial measure. For reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see Non-GAAP Reconciliations.

•

Distributions received from alternative assets and other securities held in custody totaled $26.3 million for the six months ended September 30, 2023 compared to $27.5 million for the six months ended September 30, 2022.

Consolidated Fiscal Second Quarter Results

Table 1 below presents a summary of selected unaudited consolidated operating financial information.

	Fiscal 2Q24	Fiscal 2Q23
Consolidated Fiscal Second Quarter Results ($ in thousands, except share and per share amounts)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Change %
GAAP Revenues	$(42,761)	$(37,945)	(12.7)%
Adjusted Revenues (1)	(801)	(10,186)	92.1%
GAAP Operating Loss	(381,764)	(73,000)	NM
Adjusted Operating Loss (1)	(21,170)	(33,949)	37.6%
Diluted Class A EPS	$(1.45)	$(0.03)	NM
Segment Revenues attributable to Ben’s Equity Holders (2)	18,629	14,196	31.2%
Adjusted Segment Revenues attributable to Ben’s Equity Holders (1)(2)	19,066	19,821	(3.8)%
Segment Operating Income (Loss) attributable to Ben’s Equity Holders	(378,172)	736	NM
Adjusted Segment Operating Loss attributable to Ben’s Equity Holders (1)(2)	$(11,960)	$(7,951)	(50.4)%

NM - Not meaningful.

1.

Adjusted Revenues, Adjusted Operating Income (Loss), Adjusted Segment Revenues attributable to Ben’s Equity Holders and Adjusted Segment Operating Income (Loss) attributable to Ben’s Equity Holders are non-GAAP financial measures. For reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see Non-GAAP Reconciliations.

2.

Segment financial information attributable to Ben’s equity holders is presented to provide users of our financial information an understanding and visual aide of the segment information (revenues, operating income (loss), adjusted operating income (loss)) that impacts Ben’s Equity Holders. Ben’s Equity Holders refers to the holders of Beneficient Class A and Class B common stock and Series B-1 Preferred Stock as well as holders of interests in BCH which represent noncontrolling interests. For a description of noncontrolling interests, see Item 2 of our Quarterly Report on Form 10-Q for the six months ended September 30, 2023, and Reconciliation of Business Segment Information Attributable to Ben’s Equity Holders to Net Income Attributable to Ben Common Holders. Such information is computed as the sum of the Ben Liquidity, Ben Custody and Corp/Other segments since it is the operating results of those segments that determine the net income (loss) attributable to Ben’s Equity Holders. See further information in table 5 and Non-GAAP Reconciliations.

Table 2 below presents a summary of selected unaudited consolidated balance sheet information.

	Fiscal 2Q24	Fiscal 4Q23
Consolidated Fiscal Second Quarter Results ($ in thousands)	As of September 30, 2023	As of March 31, 2023	Change %
Investments, at Fair Value	$457,771	$497,221	(7.9)%
All Other Assets	31,197	42,448	(26.5)%
Goodwill and Intangible Assets, Net	968,037	2,371,026	(59.2)%

Total Assets	$1,457,005	$2,910,695	(49.9)%

Business Segment Information Attributable to Ben’s Equity Holders(1)

Table 3 below presents unaudited segment revenues and segment operating income (loss) for business segments attributable to Ben’s equity holders.

Segment Revenues Attributable to Ben’s Equity Holders(1) ($ in thousands)	Fiscal 2Q24 Three Months Ended September 30, 2023	Fiscal 2Q23 Three Months Ended September 30, 2022	Change %
Ben Liquidity	$13,022	$10,894	19.5%
Ben Custody	6,490	7,775	(16.5)%
Corporate & Other	(883)	(4,473)	80.3%

Total Segment Revenues Attributable to Ben’s Equity Holders(1)	$18,629	$14,196	31.2%

Segment Operating Income (Loss) Attributable to Ben’s Equity Holders(1) ($ in thousands)	Fiscal 2Q24 Three Months Ended September 30, 2023	Fiscal 2Q23 Three Months Ended September 30, 2022	Change %
Ben Liquidity	$(272,091)	$24,211	NM
Ben Custody	(80,847)	6,274	NM
Corporate & Other	(25,234)	(29,749)	15.2%

Total Segment Operating Income (Loss) Attributable to Ben’s Equity Holders(1)	$(378,172)	$736	NM

NM - Not meaningful.

1.

Segment financial information attributable to Ben’s equity holders is presented to provide users of our financial information an understanding and visual aide of the segment information (revenues, operating income (loss), adjusted operating income (loss)) that impacts Ben’s Equity Holders. Ben’s Equity Holders refers to the holders of Beneficient Class A and Class B common stock and Series B-1 Preferred Stock as well as holders of interests in BCH which represent noncontrolling interests. For a description of noncontrolling interests, see Item 2 of our Quarterly Report on Form 10-Q for the six months ended September 30, 2023, and Reconciliation of Business Segment Information Attributable to Ben’s Equity Holders to Net Income Attributable to Ben Common Holders. Such information is computed as the sum of the Ben Liquidity, Ben Custody and Corp/Other segments since it is the operating results of those segments that determine the net income (loss) attributable to Ben’s Equity Holders. See further information in table 5 and Non-GAAP Reconciliations.

Adjusted Business Segment Information Attributable to Ben’s Equity Holders(2)

Table 4 below presents unaudited adjusted segment revenue and adjusted segment operating income (loss) for business segments attributable to Ben’s equity holders.

Adjusted Segment Revenues Attributable to Ben’s Equity Holders(1)(2) ($ in thousands)	Fiscal 2Q24 Three Months Ended September 30, 2023	Fiscal 2Q23 Three Months Ended September 30, 2022	Change %
Ben Liquidity	$13,022	$10,894	19.5%
Ben Custody	6,490	7,775	(16.5)%
Corporate & Other	(446)	1,152	NM

Total Adjusted Segment Revenues Attributable to Ben’s Equity Holders(1)(2)	$19,066	$19,821	(3.8)%

Adjusted Segment Operating Income (Loss) Attributable to Ben’s Equity Holders(1)(2) ($ in thousands)	Fiscal 2Q24 Three Months Ended September 30, 2023	Fiscal 2Q23 Three Months Ended September 30, 2022	Change %
Ben Liquidity	$(4,738)	$(1,393)	NM
Ben Custody	5,625	6,274	(10.3)%
Corporate & Other	(12,847)	(12,832)	(0.1)%

Total Adjusted Segment Operating Income (Loss) Attributable to Ben’s Equity Holders(1)(2)	$(11,960)	$(7,951)	(50.4)%

NM - Not meaningful.

1.

Adjusted Revenues, Adjusted Operating Income (Loss), Adjusted Segment Revenues attributable to Ben’s Equity Holders and Adjusted Segment Operating Income (Loss) attributable to Ben’s Equity Holders are non-GAAP financial measures. For reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see Non-GAAP Reconciliations.

2.

Segment financial information attributable to Ben’s equity holders is presented to provide users of our financial information an understanding and visual aide of the segment information (revenues, operating income (loss), adjusted operating income (loss)) that impacts Ben’s Equity Holders. Ben’s Equity Holders refers to the holders of Beneficient Class A and Class B common stock and Series B-1 Preferred Stock as well as holders of interests in BCH which represent noncontrolling interests. For a description of noncontrolling interests, see Item 2 of our Quarterly Report on Form 10-Q for the six months ended September 30, 2023, and Reconciliation of Business Segment Information Attributable to Ben’s Equity Holders to Net Income Attributable to Ben Common Holders. Such information is computed as the sum of the Ben Liquidity, Ben Custody and Corp/Other segments since it is the operating results of those segments that determine the net income (loss) attributable to Ben’s Equity Holders. See further information in table 5 and Non-GAAP Reconciliations.

Reconciliation of Business Segment Information Attributable to Ben’s Equity Holders to Net Income Attributable to Ben Common Shareholders

Table 5 below presents reconciliation of operating income (loss) by business segment attributable to Ben’s Equity Holders to net income (loss) attributable to Ben common shareholders.

Reconciliation of Business Segments to Net Income (Loss) to Ben Common Shareholders ($ in thousands)	Fiscal 2Q24 September 30, 2023	Fiscal 2Q23 September 30, 2022
Ben Liquidity	$(272,091)	$24,211
Ben Custody	(80,847)	6,274
Corporate & Other	(25,234)	(29,749)
Less: Income Tax Expense (Benefit)	0	887
Less: Net (income) loss attributable to noncontrolling interests - Ben	10,604	(192)
Less: Net income attributable to noncontrolling interests - CT	0	(893)
Less: Noncontrolling interest guaranteed payment	(4,167)	(3,926)

Net loss attributable to Ben’s common shareholders	$(371,735)	$(5,162)

Earnings Webcast

Beneficient will host a webcast and conference call to review its second-quarter financial results today, November 13, 2023, at 5:00 pm eastern time. The webcast will be available via live webcast from the Investor Relations section of the Company’s website at https://shareholders.trustben.com under Events.

Replay

The webcast will be archived on the Company’s website in the investor relations section for replay.

About Beneficent

Beneficient (Nasdaq: BENF) – Ben, for short – is on a mission to democratize the global alternative asset investment market by providing traditionally underserved investors – mid-to-high net worth individuals, small-to-midsized institutions and General Partners seeking exit options, anchor commitments and value-added services for their funds – with solutions that could help them unlock the value in their alternative assets. Ben’s AltQuote™ tool provides customers with a range of potential exit options within minutes, while customers can log on to the AltAccess® portal to explore opportunities and receive proposals in a secure online environment.

Its subsidiary, Beneficient Fiduciary Financial, L.L.C., received its charter under the State of Kansas’ Technology-Enabled Fiduciary Financial Institution (TEFFI) Act and is subject to regulatory oversight by the Office of the State Bank Commissioner.

For more information, visit www.trustben.com or follow us on LinkedIn.

Contacts

Investors:

investors@beneficient.com

Media:

Longacre Square Partners

Greg Marose / Dan Zacchei

beneficient@longacresquare.com

Disclaimer and Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are generally identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. These forward-looking statements reflect our views with respect to future events as of the date of this document and are based on our management’s current expectations, estimates, forecasts, projections, assumptions, beliefs and information. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this document. It is not possible to predict or identify all such risks. These risks include, but are not limited to, our ability to consummate liquidity transactions on terms desirable for the Company, or at all, and the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission (the “SEC”). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in our SEC filings. We expressly disclaim any obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Table 6: CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (UNAUDITED)

	Three Months Ended September 30,		Six Months Ended September 30,
(Dollars in thousands, except per share amounts)	2023	2022	2023	2022
Revenues
Investment income (loss), net	$(13)	$(17,099)	$487	$(42,216)
Loss on financial instruments, net (related party of $(41,960), $(27,759), $(45,526), and $(42,564), respectively)	(42,775)	(21,037)	(46,236)	(33,058)
Interest and dividend income	114	97	230	182
Trust services and administration revenues (related party of $8, $8, $15, and $15, respectively)	(87)	8	15	15
Other income	—	86	—	86

Total revenues	(42,761)	(37,945)	(45,504)	(74,991)

Operating expenses
Employee compensation and benefits	15,398	10,517	51,221	22,082
Interest expense (related party of $2,093, $749, $2,825, and $1,357, respectively)	5,114	3,590	8,898	7,209
Professional services	6,657	14,232	17,030	22,089
Provision (provision credit) for credit losses	—	(10)	—	18,781
Loss on impairment of goodwill	306,684	—	1,402,989	—
Other expenses (related party of $2,105, $2,132, $4,221, and $4,330, respectively)	5,150	6,726	12,092	13,799

Total operating expenses	339,003	35,055	1,492,230	83,960

Operating loss	(381,764)	(73,000)	(1,537,734)	(158,951)
Income tax expense	—	887	—	1,284

Net loss	(381,764)	(73,887)	(1,537,734)	(160,235)

Less: Net (income) loss attributable to noncontrolling interests - Customer ExAlt Trusts	3,592	72,843	17,458	101,554
Less: Net (income) loss attributable to noncontrolling interests - Ben	10,604	(192)	41,290	7,344
Less: Noncontrolling interest guaranteed payment	(4,167)	(3,926)	(8,272)	(7,794)

Net loss attributable to Beneficient common shareholders	$(371,735)	$(5,162)	$(1,487,258)	$(59,131)

Other comprehensive income (loss):
Unrealized gain (loss) on investments in available-for-sale debt securities	(105)	9,505	4,185	7,707

Total comprehensive income (loss)	(371,840)	4,343	(1,483,073)	(51,424)

Less: comprehensive gain (loss) attributable to noncontrolling interests	(105)	9,505	4,185	7,707

Total comprehensive loss attributable to Beneficient	$(371,735)	$(5,162)	$(1,487,258)	$(59,131)

Net loss per common share - basic and diluted(1)
Class A	$(1.45)	$(0.03)	$(6.51)	$(0.30)
Class B	$(1.42)	$(0.03)	$(5.68)	$(0.30)
Weighted average common shares outstanding - basic and diluted(1)
Class A	237,741,391	180,178,268	211,618,712	180,178,268
Class B	19,140,451	19,140,451	19,140,451	19,140,451

(1)	Retroactively adjusted the three months ended June 30, 2022 for the de-SPAC merger transaction.

Table 7: CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	September 30, 2023	March 31, 2023 (1)
(Dollars and shares in thousands)	(unaudited)
ASSETS
Cash and cash equivalents	$2,394	$8,726
Restricted cash	20	819
Investments, at fair value:
Investments held by Customer ExAlt Trusts (related party of $22,266 and $76,154)	457,548	491,859
Investments held by Ben (related party of $223 and $1,371)	223	5,362
Other assets, net (related party of $51 and $2,195)	28,783	32,903
Intangible assets	3,100	3,100
Goodwill	964,937	2,367,926

Total assets	$1,457,005	$2,910,695

LIABILITIES, TEMPORARY EQUITY, AND EQUITY
Accounts payable and accrued expenses (related party of $14,549 and $10,485)	$104,958	$65,724
Other liabilities (related party of nil and $100)	16,979	14,622
Warrant liability	956	—
Customer ExAlt Trusts loan payable, net	48,660	52,129
Debt due to related party, net	102,141	99,314

Total liabilities	273,694	231,789

Redeemable noncontrolling interests
Preferred Series A Subclass 0 Unit Accounts, nonunitized	251,052	251,052
Preferred Series A Subclass 1 Unit Accounts, nonunitized	—	699,441

Total temporary equity	251,052	950,493

Shareholder’s equity:
Preferred stock, par value $0.001 per share, 250,000 shares authorized
Series A Preferred stock, 0 and 0 shares issued and outstanding as of September 30, 2023 and March 31, 2023	—	—
Series B Preferred stock, 3,769 and 0 shares issued and outstanding as of September 30, 2023 and March 31, 2023	4	—
Class A common stock, par value $0.001 per share, 1,500,000 shares authorized, 242,884 and 180,178 shares issued as of September 30, 2023 and March 31, 2023, respectively, and 242,340 and 179,634 shares outstanding as of September 30, 2023 and March 31, 2023, respectively	243	180
Class B convertible common stock, par value $0.001 per share, 20,000 shares authorized, 19,140 and 19,140 shares issued and outstanding as of September 30, 2023 and March 31, 2023	19	19
Additional paid-in capital	1,842,274	1,579,545
Accumulated deficit	(1,450,826)	—
Stock receivable	(20,038)	—
Treasury stock, at cost (544 shares as of September 30, 2023 and March 31, 2023)	(3,444)	(3,444)
Accumulated other comprehensive income	391	9,900
Noncontrolling interests	563,636	142,213

Total equity	932,259	1,728,413

Total liabilities, temporary equity, and equity	$1,457,005	$2,910,695

(1)	Retroactively adjusted March 31, 2023 for the de-SPAC merger transaction. Such adjustments are unaudited.

Table 8: Non-GAAP Reconciliation

(in thousands)	Three Months Ended September 30, 2023
	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate/Other	Consolidating Eliminations	Consolidated
Total revenues	$13,022	$6,490	$(41,886)	$(883)	$(19,504)	$(42,761)
Mark to market adjustment on interests in the GWG Wind Down Trust	—	—	41,523	437	—	41,960

Adjusted revenues	$13,022	$6,490	$(363)	$(446)	$(19,504)	$(801)

Operating income (loss)	$(272,091)	$(80,847)	$(78,275)	$(25,234)	$74,683	$(381,764)
Mark to market adjustment on interests in the GWG Wind Down Trust	—	—	41,523	437	—	41,960
Intersegment reversal of provision for credit losses on collateral comprised of interests in the GWG Wind Down Trust	47,141	—	—	—	(47,141)	—
Provision for credit losses related to formerly held available-for-sale debt securities of related party	—	—	—	—	—	—
Provision for credit losses related to receivables from related party	—	—	—	—	—	—
Goodwill impairment	220,212	86,472	—	—	—	306,684
Share-based compensation expense	—	—	—	8,503	—	8,503
Legal and professional fees(1)	—	—	—	3,447	—	3,447
Defunct product offering costs	—	—	—	—	—	—

Adjusted operating income (loss)	$(4,738)	$5,625	$(36,752)	$(12,847)	$27,542	$(21,170)

(1)	Includes legal and professional fees related to GWG Holdings bankruptcy, lawsuits, public relations, and employee matters.

(in thousands)	Three Months Ended September 30, 2022
	Ben Liquidity	Ben Custody	Customer ExAlt Trusts	Corporate/Other	Consolidating Eliminations	Consolidated
Total revenues	$10,894	$7,775	$(33,480)	$(4,473)	$(18,661)	$(37,945)
Mark to market adjustment on equity security of related party	—	—	22,134	5,625	—	27,759

Adjusted revenues	$10,894	$7,775	$(11,346)	$1,152	$(18,661)	$(10,186)

Operating income (loss)	$24,211	$6,274	$(70,059)	$(29,749)	$(3,677)	$(73,000)
Mark to market adjustment on equity security of related party	—	—	22,134	5,625	—	27,759
Intersegment reversal of provision for loan losses on collateral comprised of related party equity securities	(25,604)	—	—	—	25,604	—
Provision for credit losses related to available-for-sale debt securities of related party	—	—	—	13	—	13
Provision for credit losses related to receivables from related party	—	—	—	(23)	—	(23)
Goodwill impairment	—	—	—	—	—	—
Share-based compensation expense	—	—	—	2,737	—	2,737
Legal and professional fees(1)	—	—	—	4,820	—	4,820
Defunct product offering costs	—	—	—	3,745	—	3,745

Adjusted operating income (loss)	$(1,393)	$6,274	$(47,925)	$(12,832)	$21,927	$(33,949)

(1)	Includes legal and professional fees related to initial registration initiatives, GWG Holdings bankruptcy, lawsuits, public relations and employee matters.

Adjusted Revenues, Adjusted Operating Income (Loss), Adjusted Segment Revenues attributable to Ben’s Equity Holders and Adjusted Segment Operating Income (Loss) attributable to Ben’s Equity Holders are non-GAAP financial measures. We present these non-GAAP financial measures because we believe it helps investors understand underlying trends in our business and facilitates an understanding of our operating performance from period to period because it facilitates a comparison of our recurring core business operating results. These non-GAAP financial measures are intended as a supplemental measure of our performance that is neither required by, nor presented in accordance with, U.S. GAAP. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these non-GAAP financial measures may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate such items in the same way.

We define adjusted revenues as GAAP revenues adjusted to exclude the effect of mark-to-market adjustments on certain related party equity securities, and excludes the effect of interest income on related party available-for-sale debt securities, and income from the forfeiture of vested share-based compensation awards. Adjusted Segment Revenues attributable to Ben’s Equity Holders is the same as “adjusted revenues” related to the aggregate of the Ben Liquidity, Ben Custody, and Corporate/Other Business Segments, which are the segments that impact the net income (loss) attributable to all equity holders of Beneficient, including equity holders of Beneficient’s subsidiary, Beneficient Company Holdings, L.P.

Adjusted operating income (loss) represents GAAP operating income (loss), adjusted to exclude the effect of the adjustments to revenue as described above, credit losses on related party available-for-sale debt securities, and receivables from a related party that filed for bankruptcy, non-cash asset impairment, share-based compensation expense, audit fee normalization, and legal, professional services, and public relations costs related to the GWG Holdings bankruptcy, lawsuits, a defunct product offering, and certain employee matters, including fees incurred in arbitration with a former director. Adjusted Segment Operating Income (Loss) attributable to Ben’s Equity Holders is the same as “adjusted operating income (loss)” related to the aggregate of the Ben Liquidity, Ben Custody, and Corporate/Other Business Segments, which are the segments that impact the net income (loss) attributable to all equity holders of Beneficient, including equity holders of Beneficient’s subsidiary, Beneficient Company Holdings, L.P.

These non-GAAP financial measures are not a measure of performance or liquidity calculated in accordance with U.S. GAAP. They are unaudited and should not be considered an alternative to, or more meaningful than, GAAP revenues or GAAP operating income (loss) as an indicator of our operating performance. Uses of cash flows that are not reflected in adjusted operating income (loss) or adjusted segment operating income (loss) attributable to Ben’s Equity Holders include capital expenditures, interest payments, debt principal repayments, and other expenses, which can be significant. As a result, adjusted operating income (loss) and/or adjusted segment operating income (loss) attributable to Ben’s Equity Holders should not be considered as a measure of our liquidity.

Because of these limitations, Adjusted Revenues, Adjusted Operating Income (Loss), Adjusted Segment Revenues attributable to Ben’s Equity Holders and Adjusted Segment Operating Income (Loss) attributable to Ben’s Equity Holders should not be considered in isolation or as a substitute for performance measures calculated in accordance with U.S. GAAP. We compensate for these limitations by relying primarily on our U.S. GAAP results and using Adjusted Revenues, Adjusted Operating Income (Loss), Adjusted Segment Revenues attributable to Ben’s Equity Holders and Adjusted Segment Operating Income (Loss) attributable to Ben’s Equity Holders on a supplemental basis. You should review the reconciliation of these non-GAAP financial measures set forth above and not rely on any single financial measure to evaluate our business.